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                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                          8 5/8% SENIOR NOTES DUE 2011
                                IN EXCHANGE FOR
                     8 5/8% SENIOR EXCHANGE NOTES DUE 2011
                                       OF
                           NORSKE SKOG CANADA LIMITED

    Holders of outstanding 8 5/8% Senior Notes Due 2011 (the "Outstanding Notes") of Norske Skog Canada Limited ("Norske Skog Canada") who wish to tender their Outstanding Notes in exchange for a like principal amount of 8 5/8% Senior Exchange Notes Due 2011 (the "Exchange Notes") of Norske Skog Canada and, in each case, whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Wells Fargo Bank, Minnesota, National Association (the "Exchange Agent"), prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guarantee Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mailed to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the prospectus
dated       , 2002 (the "Prospectus").

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       ,
  2002 (THE "EXPIRATION DATE") UNLESS EXTENDED BY NORSKE SKOG CANADA IN ITS SOLE DISCRETION. TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                        BY MAIL, HAND OR OVERNIGHT DELIVERY:

                Wells Fargo Bank Minnesota, National Association
                          c/o Corporate Trust Services
                          213 Court Street, Suite 902
                              Middletown, CT 06457
                           Attention: Robert Reynolds

                           Telephone: (860) 704-6216
                           Facsimile: (860) 704-6219

    FOR ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT
(860) 704-6216, OR BY FACSIMILE AT (860) 704-6219.

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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LADIES & GENTLEMEN:

    The undersigned hereby tender(s) to Norske Skog Canada, upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

    The undersigned understands that tenders of Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Outstanding Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time on the business day prior to the Expiration Date. Tenders of Outstanding Notes may also be withdrawn if the Exchange Offer is terminated without any such Outstanding Notes being purchased thereunder or as otherwise provided in the Prospectus.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Holders(s) or Authorized Signatory:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Principal Amount of Outstanding Notes Tendered:

________________________________________________________________________________

Certificate No(s). of Outstanding Notes (if available):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Date: __________________________________________________________________________

Name(s) of Holder(s):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Area Code and Telephone No.:

________________________________________________________________________________
If Outstanding Notes will be delivered by book-entry transfer at The Depository Trust Company, insert Depository Account No.:

    This Notice of Guaranteed Delivery must be signed by the Holder(s) of Outstanding Notes exactly as its (their) name(s) appear on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________

________________________________________________________________________________

Capacity: ______________________________________________________________________

________________________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

    DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. OUTSTANDING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
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                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), hereby (1) represents that each holder of Outstanding Notes on whose behalf this tender is being made "own(s)" the Outstanding Notes covered hereby within the meaning of Rule14e-4 under the Exchange Act, (2) represents that such tender of Outstanding Notes complies with such Rule 14e-4, and (3) guarantees that, within five business days from the date of execution of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, together with the Outstanding Notes covered hereby in proper form for transfer and required documents will be deposited by the undersigned with the Exchange Agent.

    THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OUTSTANDING NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
________________________________________________________________________________

Area Code and Telephone No.: ___________________________________________________

________________________________________________________________________________

Authorized Signature

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Date: __________________________________________________________________________